UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2020 (April 2, 2020)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On April 2, 2020, Peoples Bancorp Inc., as Borrower (“Peoples”), entered into a First Amendment to Loan Agreement, made and entered into as of April 2, 2020 (the "First Amendment"), with U.S. Bank National Association, as Lender ("U.S. Bank"). The First Amendment extends the maturity date under the Loan Agreement, dated as of April 3, 2019 (as amended by the First Amendment, the “Loan Agreement”), between Peoples and U.S. Bank from April 2, 2020 to April 1, 2021.

Prior to the First Amendment becoming effective, loans under the Loan Agreement were to be LIBOR-based and bear interest per annum at a rate equal to 1.75% plus the greater of (i) 0% and (ii) the one-month LIBOR rate, with the rate to resent monthly. The First Amendment addresses circumstances under which LIBOR-based loans are to be converted to either base rate loans (with an interest rate, for any day, at a rate per annum equal to (a) the greater of (i) 0% and (ii) the prime rate announced by U.S. Bank for such day, and changing as and when such prime rate changes, plus (b) an applicable margin deemed appropriate by U.S. Bank) or to loans with a Benchmark Replacement rate determined in accordance with the terms of the First Amendment.

The First Amendment adds a provision to the Loan Agreement that permits U.S. Bank to suspend the availability of LIBOR-based loans under the Loan Agreement and require that any affected LIBOR-based loans be repaid or converted into base rate loans if U.S. Bank determines that (i) deposits of a type and maturity appropriate to match fund LIBOR-based loans under the Loan Agreement are not available to U.S. Bank in the relevant market or (ii) the interest rate applicable to LIBOR-based loans under the Loan Agreement is not ascertainable or available or does not adequately and fairly reflect the cost of making or maintaining LIBOR-based loans under the Loan Agreement.

In addition, if U.S. Bank determines that any one or more of the following events has occurred (each, a “Benchmark Transition Event”): (i) the interest rate applicable to LIBOR-based loans under the Loan Agreement is not ascertainable or available or does not adequately and fairly reflect the cost of making or maintaining LIBOR-based loans under the Loan Agreement (including, without limitation, the making of a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR that LIBOR is no longer representative) and such circumstances are unlikely to be temporary; (ii) ICE Benchmark Administration (or any person that has taken over the administration of LIBOR for deposits in dollars that is acceptable to U.S. Bank) discontinues its administration and publication of LIBOR for deposits in Dollars; (iii) a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease as of a specific date to provide LIBOR (permanently or indefinitely); provided that, at the time of such statement, there is no successor administrator that is acceptable to U.S. Bank that will continue to provide LIBOR after such specified date; (iv) a public statement by the supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over such administrator for LIBOR, a resolution authority with jurisdiction over such administrator for LIBOR, or a court or an entity with similar insolvency or resolution authority over such administrator for LIBOR, which states that such administrator of LIBOR has ceased or will cease as of a specific date to provide LIBOR (permanently or indefinitely); provided that, at the time of such statement or publication, there is no successor administrator that is acceptable to U.S. Bank that will continue to provide LIBOR after such specified date; or (v) syndicated or bilateral credit facilities are being executed or amended, as the case may be, to incorporate or adopt a new benchmark interest rate to replace LIBOR for deposits in dollars, then U.S. Bank may amend the Loan Agreement to replace LIBOR with a Benchmark Replacement (determined in accordance with the First Amendment). Any such amendment with respect to a Benchmark Transition Event would become effective without any further action or consent of Peoples at 5:00 p.m. (New York City time) on the fifth business day after U.S. Bank has provided such proposed amendment to Peoples. No replacement of LIBOR with a Benchmark Replacement would occur prior to the date set forth in the applicable amendment.

U.S. Bank is to promptly notify Peoples of (i) the occurrence of a Benchmark Transition Event (other than pursuant to clause (v) in the foregoing paragraph), (ii) the implementation of any Benchmark Replacement and (iii) the commencement or conclusion of any Benchmark Unavailability Period (as defined in the First Amendment). Upon notice to Peoples by U.S. Bank of the commencement of a Benchmark Unavailability Period and until a Benchmark

Replacement is determined, the First Amendment provides that any existing LIBOR-based loans will be continued as or converted to base rate loans and any new loans under the Loan Agreement will be made as base rate loans.

Other than the extension of the maturity date and the provisions addressing the consequences of U.S. Bank determining that the interest rate provided for under the Loan Agreement for LIBOR-based loans is not an adequate reflection of the cost of making the loans or a Benchmark Transition Event has occurred, each in accordance with the terms of the First Amendment, the terms of the Loan Agreement remains the same as those described in "Item 1.01 Entry into a Material Definitive Agreement" of the Current Report on Form 8-K filed by the Peoples with the Securities and Exchange Commission on April 9, 2019.

The above description of the First Amendment is qualified in its entirety by reference to the full and complete terms of the First Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the description in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, related to the First Amendment between Peoples and U.S. Bank, which description is incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	First Amendment to Loan Agreement, made and entered into as of April 2, 2020, by and between Peoples Bancorp Inc., as Borrower, and U.S. Bank National Association, as Lender

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 6, 2020	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer